SCHEDULE 14C
                         (RULE 14c-101)
          INFORMATION REQUIRED IN INFORMATION STATEMENT
                    SCHEDULE 14C INFORMATION

         INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission
Only (as permitted by Rule 14c-5 (d) (2))
[X] Definitive Information Statement

IR Operating Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the
Registrant(s))

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on the table below per Exchange Act Rules 14c-
5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4)  Proposed maximum aggregate value of transaction:


     (5)  Total fee paid:

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                            IR Operating Corporation
                                 112 Main Street
                                Webster, MA 01570


                              INFORMATION STATEMENT

                       **WE ARE NOT ASKING FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY**


INTRODUCTION

     This Information Statement is being furnished to the stockholders of record of IR Operating Corporation (the "Company") as of December 27, 2000,in connection with the adoption of the Certificate of Amendment of the Certificate of Incorporation (the "Articles of Amendment") by the written consent of the holders of a majority interest of the Company's voting capital stock consisting of the Company's outstanding Common Stock, $0.001 par value (the "Common Stock"). On December 27, 2000, the Company's Board of Directors approved and recommended that the Certificate of Incorporation be amended and restated in order to:

                 Increase the number of the Company's authorized
                Common Shares, from fifty million (50,000,000) to
                    Two hundred million (200,000,000) shares.

     In addition, on the same date, the Company's Board of Directors approved and recommended that the Company enter into a merger agreement with Digi Link Technologies, Inc., a Delaware corporation, on the basis of a one for one common share exchange after which the Company would be the survivor, and its name would be changed to Digi Link Technologies, Inc. ("Digi Link").

     Also, on the same date, the Company's Directors, except for Murray Fox who abstained, approved and recommended that the Company enter into an agreement to sell the recycling assets of the Company to the current President of the Company.

     The Amendment of the Certificate of Incorporation and the Merger Agreement that also incorporated the name change was approved by written consent on December 27, 2000, by seven (7) of the stockholders owning a majority of the outstanding Common Stock, and the Certificate of Amendment of the Certificate of Incorporation and the Certificate of Merger will be filed and accepted by the Delaware Secretary of State not to become effective until twenty (20) days after the mailing date of this Information Statement to the shareholders of record.

     The elimination of the need for a Special Meeting of Stockholders to approve the Certificate of Amendment of the Certificate of Incorporation is made possible by Delaware Corporate Law, which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a Special Meeting. Pursuant to Sec. 228 and Sec. 251 of the Delaware Corporation Law, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to both amend the Company's Certificate of Incorporation and adopt an agreement of merger.

     In order to eliminate the costs and time involved in holding a special meeting and in order to effect the Articles of Amendment and the adoption of the agreement of merger as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the voting stock of the Company.

     On December 27, 2000, there were 5,217,428 outstanding shares of Common Stock issued and outstanding and approximately 334 holders of record of Common Stock. The Company has no Preferred Stock issued or outstanding, but has 5,000,000 shares of non voting preferred stock which are authorized. The approval of the Amendment to the Certificate of Incorporation and adoption of an agreement of merger requires the written consent of the holders of a majority of the outstanding shares of the Common Stock, and each share of the Common Stock was entitled to one vote with respect to both the approval of the Amendment of the Certificate of Incorporation and the adoption of an agreement of merger.

     By written consent in lieu of a meeting, seven stockholders owning 2,839,599 shares of the Common Stock, ie., Murray Fox, Tony Conte, David Katz, Joe Mazza, Mitchell May, Sheldon May and Ted May representing approximately 54.4% of the outstanding voting power, have approved the listed corporate actions.

     Under applicable federal securities laws, the Certificate of Amendment of the Articles of Incorporation and the merger cannot be effected until at least 20 calendar days after this information statement is sent or given to the stockholders of the Company. The approximate date this Information Statement is first being sent or given to stockholders is January 12, 2001.

AMENDMENT OF CERTIFICATE OF INCORPORATION

     On December 27, 2000, the Board of Directors approved, subject to the approval of the Company's stockholders, the Amendment of the Certificate of Incorporation, which amends and/or adds certain provisions of the Articles of Incorporation to:


                 Increase the number of the Company's authorized
                common shares, from fifty million (50,000,000) to
                    two hundred million (200,000,000) shares

     In December, 2000, stockholders owning a majority of the outstanding Common Stock approved the Amendment of Articles of Incorporation. A copy of the Amendment of Certificate of Incorporation is attached to this document as Exhibit "A".

EFFECT OF THE CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

     After the Amended Certificate of Incorporation becomes effective, the Company will have two hundred million (200,000,000) Common shares authorized and five million (5,000,000) Preferred shares authorized. This change does not effect the relative rights or privileges of the holders of currently outstanding Common Stock.

REASON FOR THE AMENDMENT AND RESTATED ARTICLES

     The Board of Directors has unanimously approved, subject to Stockholder approval, an amendment to the Certificate of Incorporation changing the number of authorized Common Shares, $0.001 par value, from fifty million to two hundred million shares.

     The number of authorized Preferred Shares, $0.001 par value, remains at one million shares. The proposed changes o the Certificate of Incorporation has been incorporated into the proposed Amendment of the Company's Certificate of Incorporation included as Exhibit "A".

     Increasing the number of authorized shares will give the Company added flexibility to enhance its capitalization in addition to making it possible to enter into a merger agreement with Digi Link.

     In making this decision, the Board of Directors was principally influenced by the need to acquire a business that would add value to the Company and that at sometime in the future, the Company may need to seek additional equity capital in order to expand its operations. The additional number of authorized shares will give the Company both the added Flexibility to utilize these common shares to help it finance and capitalize the Company and the ability to complete the merger.

ADOPTION OF THE AGREEMENT AND PLAN OF MERGER

     On December 27, 2000, the Board of Directors approved, subject to the approval of the stockholders, an Agreement and Plan of Merger, pursuant to which the Company will merge with Digi Link through a statutory merger with Company the survivor and thereby acquire 100% ownership of Digi Link in return for the issuance of approximately (98,512,500) shares of common stock of the Company to the shareholders of Digi Link.

     In December, 2000, stockholders owing a majority of the outstanding Common Stock approved the merger agreement.

EFFECT OF THE MERGER

     After the Merger becomes effective, the Company will be the Survivor and its pre-merger shareholders will own approximately five percent (5%) of the Company. The Company's name will be Digi Link Technologies, Inc. and will be in the Specialized Mobile Radio ("SMR") business. Digi Link is currently engaged on a limited basis in the ownership, development, operation and management of 220 MHz analog SMR wireless communications services. Management believes it will derive revenues primarily from access and airtime charges for SMR system usage, sale, and leasing of communication equipment, management, and to a lesser extent, construction and other miscellaneous services. Although SMR operators can offer services to virtually any customer, management anticipates that the subscribers will be primarily businesses. After the Merger, the Company will own all of the Digi Link assets and be liable for all of the Digi Link liabilities. A copy of the Agreement and Plan of Merger is included as Exhibit "B". The Company will have approximately one hundred and three million (103,000,000) Common shares issued and outstanding upon the consummation of the merger. The directors and officers of pre-merger Digi Link will be the directors and officers of the Company after the merger.

REASON FOR THE MERGER

     The Board of Directors has unanimously approved, subject to Stockholder approval, the Merger. In making this decision, the Board of Directors was principally influenced by the inability of the Company to realize its business plan pertaining to the recycling business. Anticipated financing, market opportunities and efficiency of its technologies did not occur. The alternative that was available to the Company for it to enhance shareholder value was the acquisition through merger of a business in the telecommunications industry.

     Given these considerations, the Board of Directors and affirmed By 54.4% percent of the outstanding and issued Common Stock, has decided that its would be in the best interests of Company and its stockholders for the Company to increase its number of its $0.001 par value, authorized Common Shares from fifty million to 200 million shares and, to adopt the Agreement and Plan of Reorganization (Merger).

                                       By Order of the Board of Directors,


                                       By:/s/Murray Fox
                                       ---------------------------
                                             Murray Fox, President
Webster, MA
January 11, 2001
                                        5

                                   EXHIBIT "A"


                            CERTIFICATE OF AMENDMENT
                                       OF
                        THE CERTIFICATE OF INCORPORATION
                                       OF
                            IR Operating Corporation

(Under Section 242 of the Corporation Law of the State of Delaware)

         I (the undersigned) do hereby certify that:

     1. IR Operating Corporation, Inc. (the "Corporation") is a corporation formed under the laws of the State of Delaware, and its Certificate of Incorporation was filed in the office of the Secretary of State on December 2, 1971.

     2. The Certificate of Incorporation is hereby amended by deleting only the existing portion pertaining to common stock and replacing only that portion pertaining to common stock with the following amendment:

FOURTH: The Corporation shall be authorized to issue the following shares:

CLASS            Number of Shares       Par Value

Common           200,000,000            .001

     3. This Amendment to the Certificate of Incorporation has been duly adopted in accordance Corporation Law of the State of Delaware.

     4. The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is: 5,217,428; that the said changes and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

     5. The number of shares voted for such amendments was 2,839,599 (54.4%) and the number voted against such amendment was 0.


     The undersigned has signed this Article on December 27, 2000.


                                     By:/s/ Murray Fox
                                     ----------------------------
                                            Murray Fox, President

                                   Exhibit "B"

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER, dated as of December 27, 2000, by and among IR Operating Corporation, a Delaware corporation ("IROC" or the "Surviving Corporation"), Digi Link Technologies, Inc., a Delaware corporation ("Digi Link") located at 75 Lincoln highway, Iselin, New Jersey and Murray Fox.

     WHEREAS, IROC and Digi Link desire to adopt a plan of reorganization within the meaning of Section 368 (a) (1) (A) of the Internal Revenue Code in effect as of the date of this agreement;

     WHEREAS, IROC and Digi Link deem it advisable that Digi Link be merged into IROC pursuant to this Agreement and in accordance with the applicable statutes of the State of Delaware;

     WHEREAS, at or prior to the Effective Date as hereinafter defined, IROC will acquire from Digi Link the number of shares of Digi Link Common Stock (without par value) necessary to complete the merger provided for herein; and

     WHEREAS, the principal office of IROC in the State of Massachusetts is located at 112 Main Street, Webster, MA..

     Now, THEREFORE, the parties agree as follows:


Section 1. The Merger

     1.1 Transfer of Property and Liabilities. Upon the Effective Date (as defined in Section 11 hereof) of the merger, the separate existence of Digi Link shall cease; all of the outstanding shares of stock of Digi Link shall be exchanged for and converted into shares of stock of Surviving Corporation, as hereinafter provided; and upon the filing of this Agreement, certified as to the requisite stockholder approval, with the Secretary of State of the State of Delaware, the Surviving Corporation shall possess all the rights, privileges, immunities, powers and purposes, and all the property, real and personal, causes of action and every other asset of Digi Link, and shall assume and be liable for all the liabilities, obligations and penalties of Digi Link, in accordance with
Section 259 of the General Corporation Law of the State of Delaware.

     1.2 Surviving Corporation. Following the merger, the existence of the Surviving Corporation shall continue unaffected and unimpaired by the merger, with all the rights, privileges, immunities and powers, and subject to all the duties and liabilities, of a corporation organized under the laws of the State of Delaware. The Certificate of Incorporation and Bylaws of IROC, as in effect immediately prior to the Effective Date, shall continue in full force and effect, and, except as provided in Section 1.3, shall not be changed in any manner by the merger. The directors of IROC immediately prior to the Effective Date shall appoint Peter Jegou as a director and then resign as the directors of the Surviving Corporation, and the officers of Digi Link immediately prior to the Effective Date shall become the officers of the Surviving Corporation.

     1.3 Name. The name of the Surviving Corporation shall be changed as of the Effective Date to "Digi Link Technologies, Inc."


Section 2. Conversion of Shares

     2.1 Conversion Ratio. Each share of Digi Link Common Stock issued and outstanding immediately prior to the Effective Date (exclusive of shares held in the treasury of Digi Link, which shares shall be canceled upon the Effective
Date) shall, without any action on the part of Surviving Corporation , IROC or any holder of such shares, be converted by the merger into one (1) share of IROC.

     2.2 Shares of IROC. None of the issued shares of IROC shall be converted as a result of the merger, but all of such shares shall remain issued shares of capital stock of the Surviving Corporation.

     2.3 Exchange of Certificates. As promptly as practicable after the Effective Date, each holder of an outstanding certificate or certificates which prior thereto represented shares of Digi Link Common Stock shall surrender the same to IROC, and such holders shall be entitled upon such surrender to receive in exchange therefore certificates representing the number of whole shares of Surviving Corporation Common Stock into which the shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Until so surrendered, each outstanding certificate which, prior to the Effective Date, represented Digi Link Common Stock, shall be deemed for all corporate purposes (except the payment of dividends) to evidence ownership of the number of whole shares of Surviving Corporation Common Stock into which the shares of Digi Link Common Stock represented thereby prior to such Effective Date shall have been converted. After the Effective Date and until the outstanding certificates formerly representing shares of Digi Link Common Stock are so surrendered, no dividend payable to holders of record of the Surviving Corporation Common Stock shall be paid to the holders of such outstanding Digi Link certificates in respect thereof. Upon surrender of such outstanding certificates, however, there shall be paid to the holders of the certificates for Surviving Corporation Common Stock issued in exchange therefore the amount of dividends, if any, which theretofore became payable with respect to such full shares of Surviving Corporation Common Stock, but which have not theretofore been paid on such stock. No interest shall be payable with respect to the payment of any dividends.

     2.4 Fractional Shares. Fractional shares of Surviving Corporation Common Stock will not be issued.


Section 3. Representation and Warranties of Digi Link

     Digi Link represents and warrants that:

     3.1 Corporate Organization and Good Standing. Digi Link is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

     3.2 Capitalization. Digi Link's authorized capital stock consists of 500,000,000 shares of Digi Link Common Stock, with $.001 par value, of which 95,000,000 shares are issued and outstanding, fully paid and nonassessable. There are no options, warrants or rights outstanding to purchase shares of Digi Link Common Stock from Digi Link except for the shares reflected in the subscription agreements set forth on Schedule "A".

     3.3. Subsidiaries. Digi Link has no subsidiaries.

     3.4 Financial Statements. Digi Link's Balance Sheet as of September 30, 2000, ("Digi Link Balance Sheet") copies of which have been delivered by Digi Link to IROC, fairly present the financial condition of Digi Link as of said date in conformity with generally accepted accounting principles consistently applied for the period covered.

     3.5 Absence of Undisclosed Liabilities. Except as set forth on Schedule "B", to the extent reflected or reserved against in the Digi Link Balance Sheet, Digi Link did not have at that date any liabilities or obligations (secured, unsecured, contingent or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

     3.6 Absence of Certain Changes. Except as set forth on Schedule "C", there has been no material adverse change in the business, properties or financial condition of Digi Link since the date of the Digi Link Balance Sheet.

     3.7 Litigation, etc. Except as set forth on Schedule "D", there is no litigation proceeding or investigation pending or, to the knowledge of Digi Link, threatened against Digi Link which is successful might result in a material adverse change in the business, properties or financial condition of Digi Link or which questions the validity or legality of this Agreement or of any action taken or to be taken by Digi Link in connection with this Agreement.

     3.8 Contracts. Except as set forth on Schedule "E", Digi Link is not a party to any material contract not in the ordinary course of business which is to be performed in whole or in part at or after the date of this Agreement.

     3.9 Title. Digi Link has good and marketable title to all the real property and good and valid title to all other property included in the Digi Link Balance Sheet, other than property disposed of in the ordinary course of business after the date of the Digi Link Balance Sheet. Except as set forth on Schedule "F" the properties of Digi Link are not subject to any mortgage, encumbrance or lien of any kind except minor encumbrances which do not materially interfere with the use of the property in the conduct of the business of Digi Link.

     3.10 Tax Returns. The federal income tax returns of Digi Link have not been audited by the Internal Revenue Service for all years to and including the taxable year ending December 31, 1999. Except as set forth on Schedule "G", the provisions for federal and state taxes reflected in the financial statements referred to in Section 3.4 hereof are adequate to cover any such taxes which may be assessed against Digi Link in respect of its business and operations during the periods covered by said financial statements and all prior periods.

     3.11 No Violation. Consummation of the merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease or agreement, or any order, judgment, decree, law or regulation to which any property of Digi Link is subject or by which Digi Link is bound, except for breaches or defaults which in the aggregate would not have a materially adverse effect on Digi Links properties, business operations or financial condition.

     3.12 Authorization. Execution of this Agreement has been duly authorized and approved by Digi Link's Board of Directors.

     3.13 Information Provided by Digi Link The information provided and to be provided by Digi Link to Surviving Corporation for use in shareholder notice material, or in a Form 8K to be filed with the SEC, or in any application made by Surviving Corporation to the SEC, to the Internal Revenue Service, or to any other governmental or regulatory body in connection with the merger, does not and will not contain any statement which is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statement not false or misleading.

     3.14 Intellectual Property of Digi Link. Exhibit H. sets forth all of the patents, trademarks, licenses and copy rights owned or held by Digi Link and their registration numbers.

 Section 4. Representations and Warranties of Surviving Corporation

     Surviving Corporation represents and warrants to Digi Link as follows:

     4.1 Corporate Organization, Good Standing and Capitalization Surviving Corporation is a corporation duly organized, existing and in good standing under the laws of the State of Delaware, with the corporate power to own its properties and to carry on its business as now being conducted. Complete and correct copies of Surviving Corporation's Certificate of Incorporation and Bylaws, as amended to the date hereof, have been delivered to Digi Link. Surviving Corporation's authorized capital stock consists of 50,000,000 shares of common stock, with par value $.001, and 5,000,000 shares of non voting preferred stock $.001 par of which approximately 5,217,428 shares of common stock and no preferred stock were issued and outstanding on November 30, 2000. There are no other securities authorized. Surviving Corporation will file a
Schedule 14C Information Statement, pursuant to Rule 14c-101 of the Securities Exchange Act of 1934 to notify its shareholders that all of the Directors and a majority of the shareholders have voted and consented to amending IROC's Certificate of Incorporation to provide for the increase in its authorized common stock to 200,000,000.

     4.2 Corporate Authority. This Agreement has been approved by the Board of Directors of Surviving Corporation. Neither the execution and delivery of this Agreement, nor performance hereunder, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, the Certificate of Incorporation or Bylaws of Surviving Corporation or any agreement or interest to which Surviving Corporation is a party or by which it is bound.

     4.3 Financial Statements of Surviving Corporation and filings with the SEC.. Surviving Corporation has furnished Digi Link with copies its Form 10KSB for year ended December 31, 1999 and its Form 10QSB for the quarters ended March 30, 2000, June 30, 2000 and September 30, 2000 all of which are filed with the Securities and Exchange Commission. The financial statements incorporated in the filings present fairly the financial position of Surviving Corporation and its consolidated subsidiaries on the dates indicated, and the results of their operations for the periods then ended, in conformity with generally accepted accounting principles applied on a consistent basis, except as noted therein. All IROC filings required by the SEC are current.

     4.4 Shares To Be Issued. The shares of Surviving Corporation Common Stock to be issued and delivered pursuant to this Agreement will be duly and validly issued, fully paid and nonassessable.

     4.5 No Material Adverse Change. Since September 30, 2000 there has not been any change in the business, assets, operations or financial condition of Surviving Corporation or its consolidated subsidiaries that materially adversely affects the business of Surviving Corporation and its consolidated subsidiaries as a whole except for loses incurred since said date in the operation of the business.

     4.6 Absence of Undisclosed Liabilities. Except as set forth on Schedule "I", to the extent reflected or reserved against in Surviving Corporation's balance sheet as of September 30, 2000, Surviving Corporation did not have at that date any liabilities or obligations (secured, unsecured, contingent or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

     4.7 Litigation, etc. Except as set forth on Schedule "J", there is no litigation, proceeding or investigation pending or, to the knowledge of IROC, threatened against IROC which if successful might result in a material adverse change in the business, properties or financial condition of IROC or which questions the validity or legality of this Agreement or of any action taken or to be taken by IROC in connection with this Agreement.

     4.8 Contracts. Except as set forth on Schedule "K', IROC is not a party to any material contract not in the ordinary course of business which is to be performed in whole or in part at or after the date of this Agreement.

     4.9 Title. IROC has good and marketable title to all property included in the balance sheet of IROC as of September 30, 2000, other than property disposed of in the ordinary course of business after said date. Except as set forth on Schedule "L" the properties of IROC are not subject to any mortgage, encumbrance or lien of any kind except minor encumbrances which do not materially interfere with the use of the property in the conduct of the business of IROC.

     4.10 Tax Returns. The federal income tax returns of IROC have not been audited by the Internal Revenue Service for all years to and including the taxable year ending December 31, 2000. Except as set forth on Schedule "M", the provisions for federal and state taxes reflected in the financial statements referred to in Section 4.3 hereof are adequate to cover any such taxes which may be assessed against IROC in respect of its business and operations during the periods covered by said financial statements and all prior periods.

     4.11 Authorization Execution of this Agreement has been duly authorized and approved by IROC's Board of Directors.


Section 5. Conduct of Digi Link Pending the Effective Date

     Digi Link covenants and agrees that between the date of this Agreement and the Effective Date:

     5.1 Certificate of Incorporation and Bylaws. No change will be made in Digi Links certificate of incorporation or bylaws.

     5.2 Capitalization, etc. Digi Link will not make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution, or issue, encumber, purchase or otherwise acquire any of its capital stock.

     5.3 Shareholders' Meeting or consent of Majority Shareholders. Digi Link will submit this Agreement to the majority shareholders and with a favorable recommendation by its Board of Directors and will use its best efforts to obtain the requisite shareholder consent.

     5.4 Conduct of Business. Digi Link will use its best efforts to maintain and preserve its business organization, employee relationships and goodwill intact, and will not, without the written consent of IROC, enter into any material commitment except in the ordinary course of business or increase, directly or indirectly, the compensation of any officer or employee.


Section 6. Conduct of IROC Pending the Effective Date

     IROC  covenants  that between the date of this  Agreement and the Effective
Date:

     6.1 Certificate of Incorporation and Bylaws. No change will be made in IROC's certificate of incorporation or bylaws except for the following changes;

     Increase its authorized common shares from 50,000,000 at .001 par to 200,000,000 at .001 par.

     6.2 Capitalization, etc. Except as set forth in Section 6.1, IROC will not make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution or issue, encumber, purchase or otherwise acquire any of its capital stock.

     6.3 Shareholders' Meeting or Consent of Majority Shareholders. IROC will submit this Agreement to the majority shareholders with a favorable recommendation by its Board of Directors and will use its best efforts to obtain the requisite shareholder consent.


Section 7. Access

     From the date hereof to the Effective Date, Digi Link and IROC shall provide, or arrange to provide, each other with such information and permit each other's officer and representatives such access to its properties and books and records as the other may from time to time reasonably request including, with respect to IROC, such access to Surviving Corporation's properties and books and records as the other may from time to time reasonably request. If the merger is not consummated, all documents received in connection with this Agreement shall be returned to the party furnishing the same, and all information so received shall be treated as confidential.

Section 8. Conditions Precedent to Obligation of Digi Link

     Digi Link's obligation to consummate this merger shall be subject to Fulfillment on or before the Effective Date of each of the following conditions, unless waived in writing by Digi Link:

     8.1 IROC's Representations and Warranties. The representations and warranties of IROC set forth in Section 4 hereof shall be true and correct at the Effective Date as though made at and as of that date, except as affected by transactions contemplated hereby.

     8.2 IROC's Covenants. IROC shall have performed all covenants required by this Agreement to be performed by it on or before the Effective Date.

     8.3 Shareholder Approval This Agreement shall have been adopted by the necessary vote of holders of the capital stock of the Constituent Corporations as set forth in Sections 5.3 and 6.3 hereof.

     8.4 Appointment of Directors. The original IROC Directors shall appoint individuals recommended by Digi Link to serve as Directors of IROC. The original Directors shall resign as of the effective date.

     8.5 Resignation of Officers. The officers of IROC shall resign as of the effective date.

     8.6 Filing of Schedule 14 (c). IROC shall provide satisfactory evidence to Digi Link that the definitive Information Statement was filed with the SEC with respect to the transaction and that no comment was received.

     8.7 Transfer of IROC Shares. Certain IROC Shareholders will transfer to IROC before the Effective Date 390,000 common shares of IROC for cancellation.

     8.8 Lock up Agreement. The Officers and Directors of IROC i.e. Murray Fox, David Katz and Tony Conte will deliver to Digi Link six (6) month lock up agreements, that are satisfactory to Digi Link, pertaining to their respective shares of IROC. Mr. Fox's agreement shall apply to 70% of his shares outstanding after the redemption of his shares relating to his purchase of certain assets, i.e. 560,252 shares of 800,360 shares. Mr. Katz's and Mr. Conte's agreements shall apply to 100% of their shares owned on the Effective Date.

     8.9 Delivery of Fox Notes. Murray Fox shall deliver to Digi Link prior to the Effective Date promissory notes on which either he is holder or Bea Fox is holder and IROC is obligor in the amount of approximately $440,000 for cancellation and to be exchanged for Note referred to in Section 9.4.

     8.10 Forgiveness of Salary. Murray Fox shall deliver to Digi Link prior to the Effective Date a written forgiveness of any salary owed to him that is on the books of IROC on September 30, 2000.

     8.11 Purchase of IROC Technology. Murray Fox shall enter into an agreement with Digi Link for Murray Fox's purchase of assets and assumption of certain debt of IROC plus certain indemnifications. The agreement shall be in the form attached as Schedule "O".


Section 9. Conditions Precedent to IROC's Obligations

     The   obligations   of  IROC  under  this  Agreement  are  subject  to  the
fulfillment, before or on the Effective Date, of each of the following conditions, unless waived in writing by IROC.

     9.1 Digi Link's Representations and Warranties. The representations and warranties of Digi Link set forth in Section 3 hereof shall be true and correct at the Effective Date as though made at and as of that date, except as affected by transactions contemplated hereby.

     9.2 Digi Link's Covenants. Digi Link shall have performed all covenants required by this Agreement to be performed by it on or before the Effective Date.

     9.3 Shareholder Approval. This Agreement shall have been adopted by the necessary vote of holders of the capital stock of the Constituent Corporations as set forth in Section 8 hereof.

     9.4 Delivery of Note and Note Payment. Receipt by Murray Fox of an executed
Note in the form attached as Schedule "N" and a principal payment of $125,000 to the Holder of the Note Murray Fox. The Note shall reflect a principal amount of $440,000 and the surviving corporation as the Obligor. The remaining balance due on the note after such payment will be $315,000. The Note is evidence of and represents the balance due on a pre merger liability to both Murray Fox and Bea Fox that is reflected on the pre merger balance sheet. It is delivered in consideration of the cancellation of the total amount of Notes presently held by both Murray Fox and Bea Fox in like amount.

     9.5. Dissenting Shareholders of Digi Link. The number of shares of Common Stock of Digi Link with respect to which objections to the merger and demands for payment of the fair value thereof shall have been made in accordance with the provisions of Section 262 of the State of Delaware Corporation Law, and with respect to which such demands shall not have been withdrawn with the consent of Digi Link, shall not exceed 1 percent of the number of shares entitled to object and make such demand.

Section 10. Termination

     10.1 Circumstances of Termination. This Agreement may be terminated (notwithstanding approval by the shareholders of any party hereto):

      (1) By the mutual consent in writing of the Boards of Directors of Digi Link and IROC.
      (2) By the Board of Directors of Digi Link, if any condition provided in Section "8 " hereof has not been satisfied or waived on or before the Effective Date.
      (3) By the Board of Directors of IROC if any condition provided in Section "9" hereof has not been satisfied or waived on or before the Effective Date.
      (4) By the Board of Directors of either Digi Link or IROC if the Effective Date has not occurred by February 9, 2001, unless extended by written mutual agreement of the parties.

     10.2 Effect of Termination. In the event of a termination of this Agreement pursuant to Section 14 hereof, each party shall pay the costs and expenses incurred by it in connection with this Agreement and no party (or any of its officers, directors and shareholders) shall be liable to any other party for any costs, expenses, damage or loss of anticipated profits hereunder.


Section 11. Effective Date of Merger

     After adoption and approval of this Agreement by the shareholders of Digi Link in accordance with the requirements of applicable law, and upon satisfaction of each of the conditions set forth in Sections 8 and 9 (unless waived in accordance with this Agreement) and in the absence of any facts that would give any party hereto a right to terminate this Agreement (which right has not been waived), and at such time as shall be agreed upon in writing by Surviving Corporation, IROC and Digi Link an executed counterpart of this Agreement, certified as to the requisite shareholder approval, shall be submitted for filing with the Secretary of State of the State of Delaware, The date of the such filing, or such other date as the parties may agree upon in writing pursuant to applicable law, is referred to in this Agreement as the "Effective Date".


Section 12. Survival

     The representations, warranties and covenants of Murray Fox, IROC or Digi Link, or the certifications by the officers of Surviving Corporation, IROC or Digi Link provided for in this Agreement, shall survive the Effective Date.

Section 13. General Provisions

     13.1 Further Assurances. At any time, and from time to time, after the Effective Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

     13.2 Waiver. Any failure on the part of either party hereto to com ply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     13.3 Brokers. Each party represents to the other party that no broker or finder has acted for it in connection with this Agreement, and agrees to indemnify and hold harmless the other party against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by it.

     13.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt re- quested, as follows:


       If to Digi Link:              Mr. Peter Jegou
                                     Digi Link Technologies, Inc.
                                     75 Lincoln Highway
                                     Iselin, NJ 08830


       With a copy to:               Nancy Van Sant, Esq.
                                     Sacher, Zelman, Van Sant, Paul,
                                     Beiley, Hartman & Waldman
                                     1401 Brickell Ave, Suite 700
                                     Miami, Florida 33131


       If to IROC:                   Mr. Murray Fox
                                     IROC
                                     112 Main Street
                                     Webster, MA 01570

     13.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof and shall be binding on their heirs, successors and assigns.

     13.6 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.7 Governing Law and Venue. This Agreement shall be and enforced in the Courts of the State of New Jersey with the venue in the county of Middlesex.

     13.8 Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

     13.9 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13.10. Public Statements. None of the Shareholders, IROC nor Digi Link shall issue any press release or other public statement concerning the transactions contemplated by this Agreement without first providing the others with a written copy of the text of such release or statement and obtaining the consent of the others respecting such release or statement which shall not be unreasonably withheld.

     13.11. Number and Gender of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate, and the words of any gender shall include each other gender where appropriate.

     13.12. Invalid Provisions. If any provision hereof is held to be illegal, invalid or unenforceable under present or future laws effective during the terms hereof, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall no be affected by the illegal, invalid or unenforceable provision or by its severance here from. In lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part hereof a provision as similar in terms of such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     13.13 Entirety of Agreement. This Agreement contains the entire agreement among the parties. No representation, inducements, promises or agreements, oral or otherwise, which are not embodied herein shall be of any force or effect.

     13.14  Facsimile  Signatures.   All  signatures  transmitted  by  facsimile
machines are hereby deemed legal and binding.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    Digi Link Technologies, Inc.

                                    BY:/s/Peter J. Jegou
                                    ----------------------------------
                                          Peter J. Jegou, Chairman and
                                          Chief Executive Officer

IR Operating Corporation

BY:/s/Murray Fox                            /s/Murray Fox
---------------------------                 ----------------------------
      Murray Fox, President                    Murray Fox, Individual

                                  Schedule "A"

           List of Outstanding Digi Link, Inc. Subscription Agreements



DATE                  PERSON                                   # OF
                                                               SHARES
--------------------- -------------------------------- ---------------------

9/25-10/17/00         DIANE VANROSSUM                        500,000
--------------------- -------------------------------- ---------------------

10/6-11/10/00         E. MICHAEL THOMAS                      500,000
--------------------- -------------------------------- ---------------------

10/12-11/10/00        MIKE W. HONEYCUTT                      500,000
--------------------- -------------------------------- ---------------------

10/16/00              JOHN D. ROEHRS                         250,000
--------------------- -------------------------------- ---------------------

10/17/00              ROGER E. MENDIS, MD                    250,000
--------------------- -------------------------------- ---------------------

10/30/00              RITA A. KUGEL                          125,000
--------------------- -------------------------------- ---------------------

11/7/00               GORDON D. WAGNER                       187,500
--------------------- -------------------------------- ---------------------

11/10/00              LUMBOMYR T. ROMANKIW                  1,000,000
--------------------- -------------------------------- ---------------------

                                              TOTAL:        3,312,500

                                  Schedule "B"

              Liabilities Not Disclosed On Digi Link Balance Sheet



                                      NONE

                                  Schedule "C"

   Material Changes To Digi Link Since The Date Of The Digi Link Balance Sheet



                                      NONE

                                  Schedule "D"

                              Digi Link Litigation



                                      NONE

                                  Schedule "E"

       Digi Link Material Contracts Not In The Ordinary Course Of Business



                                      NONE

                                  Schedule "F"

                          Digi Link Title Encumbrances



                                      NONE

                                  Schedule "G"

               Digi Link Exceptions to Adequacies of Tax Reserves



                                      NONE

                                  Schedule "H"

                  Digi Link Intellectual Property and Licenses

                                   SMR SYSTEMS


Ohio, Toledo                        WPCX351

North Carolina, Charlotte           WPCY434

South Carolina, Columbia            WPCX348

Louisiana, New Orleans              WPGQ870

Satellite Earth Station             E950524

North Carolina, Charlotte           WPD1273

Pennsylvania, Harrisburg            WPEN965

Texas, El Paso                      WPCD849

North Carolina, Raleigh             WPCX454

North Carolina -- Raleigh, Greenville and Fayetteville  SPECTRUM AUCTION AWARDED
                                    WPOI631, 632, 633, 634, 635, 636

                                  Schedule "I"

       IROC Liabilities Not Disclosed On September 30, 2000 Balance Sheet



                                      NONE

                                  Schedule "J"

                                 IROC Litigation



                                      NONE

                                  Schedule "K"

              IROC Contracts Not In The Ordinary Course Of Business



                                      NONE

                                  Schedule "L"

                           IROC Encumbrances On Title

                                      NONE

                                  Schedule "M"

                  IROC Exceptions To Adequacies Of Tax Reserves

                                      NONE

                                  SCHEDULE "N"

                                 PROMISSORY NOTE


$440,000                                              Date:_________________


     FOR VALUE RECEIVED, the undersigned hereby promises to pay to MURRAY FOX ("Fox"), or order, at 112 Main Street, Webster, Mass 01570, or at such other address as the holder may specify in writing, the principal sum of FOUR HUNDRED AND FORTY THOUSAND AND 00/100 DOLLARS ($440,000) plus interest in the manner and upon the terms and conditions set forth below.

     1. Rate of Interest

     This Promissory Note ("Note") shall bear interest at a per annum rate equal to eight (8%) on the unpaid balance. Interest charged on this Note shall be computed on the basis of a three hundred sixty (360) day year and charged for actual days elapsed.

     2. Schedule of Payments

     Principal and interest under this Note shall be due and payable according to the following schedule: (a) interest shall be due and payable as set forth below commencing January 1, 2001, and continuing thereafter until this Note has been paid in full; (b) installments of principal to be paid as follows:

     $125,000 plus interest due and payable on the unpaid balance on the earlier of, (i) February 1, 2001 or (ii) the date a Certificate of Merger is filed with the State of Delaware by the undersigned.

     $50,000 plus interest due and payable on the unpaid balance on the earlier of, (i) March 15, 2001 or (ii) 45 days after the date on which a Certificate of Merger is filed with the State of Delaware by the undersigned.

     $50,000 plus interest due and payable on the earlier of, (i) June 15, 2001 or (ii) 90 days after a Certificate of Merger is filed with the State of Delaware by the undersigned.

     Thereafter twelve (12) payments each of interest and principal in the amount of Eighteen Thousand seven hundred and three Dollars ($18,703), shall be due and payable on the first (1st) day of each month commencing July 1, 2001, and continuing thereafter until this Note is paid in full; (c ) the outstanding principal balance of this Note, together with all accrued and unpaid interest thereon, shall be due and payable in full on June 1, 2002.

     3. Prepayment

     This Note may be prepaid, in whole or in part, at any time without penalty. Partial prepayments of principal shall be applied to scheduled payments of principal in the inverse order of their maturity.

     4. Holder's Right of Acceleration

     Upon the occurrence of an Event of Default under the Agreement (as defined below), including, but not limited to, the failure to pay any installment of principal or interest hereunder when due, the holder of this Note may, at its election and without notice to the undersigned, declare the entire balance hereof immediately due and payable.

     5. Additional Rights of Holder

     If any installment of principal or interest hereunder is not paid when due, the holder shall have the following rights in addition to the rights set forth herein, in the Agreement, and under law:

     (a) the right to compound interest by adding the unpaid interest to principal, with such amount thereafter bearing interest at the rate provided in this Note; and

     (b) if any installment is more than ten (10) days past due, the right to collect a charge equal to the greater of Fifteen Dollars ($15) or five percent (5.0%) of the late payment for each month in which it is late. This charge is a result of a reasonable endeavor by the undersigned and the holder to estimate the holder's added costs and damages resulting from the undersigned's failure to make timely payments under Note; hence the undersigned agrees that the charge shall be presumed to be the amount of damage sustained by the holder since it is extremely difficult to determine the actual amount necessary to reimburse the holder for damages.

     6. Right of Set Off

     The undersigned shall have the right of set off against the obligations set forth in this Note as provided in Section 1.6 of the Asset Purchase Agreement ("Agreement") entered into between the Holder and the Undersigned in January 2001. A copy of the Agreement is attached as Exhibit "A".

     7. General Provisions

     (a) If this Note is not paid when due, the undersigned further promises to pay all costs of collection, foreclosure fees, and reasonable attorney's fees incurred by the holder, whether or not suit is filed hereon.

     (b) The undersigned hereby consents to any and all renewals, replacements, and/or extensions of time for payment of this Note before, at, or after maturity.

     (c) The undersigned hereby consents to the acceptance, release, or substitution of security for this Note.

     (d) Presentment for payment, notice of dishonor, protest, and notice of protest are hereby expressly waived.

     (e) Any waiver of any rights under this Note, the Agreement, or under any other agreement, instrument, or paper signed by the undersigned is neither valid nor effective unless made in writing and signed by the holder of this Note.

     (f) No delay or omission on the part of the holder of this Note in exercising any right shall operate as a waiver thereof or of any other right.

     (g) A waiver by the holder of this Note upon any one occasion shall not be construed as a bar or waiver of any right or remedy on any future occasion.

     (h) Should any one or more of the provisions of this Note be determined illegal or unenforceable, all other provisions shall nevertheless remain effective.

     (i) This Note cannot be changed, modified, amended, or terminated orally and any modifications or amendments thereto must be in writing signed by all the parties hereto.

     8. Choice of Law and Venue

     THE VALIDITY OF THIS NOTE, THE AGREEMENT OR ANY MATTER OR PROCEEDING RELATING HERETO OR THERETO, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW JERSEY, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE OR THE AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF MIDDLESEX, STATE OF NEW JERSEY.

     IN WITNESS WHEREOF, this Note has been executed and delivered on the date first set forth above.

                                            By: Digi Link Technologies, Inc.

                                            Its:____________________________
                                                Peter Jegou, President

                                  SCHEDULE "O"

                            ASSET PURCHASE AGREEMENT


     This ASSET PURCHASE AGREEMENT, ("the Agreement") is made and entered into as of , 2001 between Murray Fox, a resident of Massachusetts hereinafter referred as ("Buyer") and Digi Link Technologies, Inc., ("Seller"), a Delaware Corporation.

     In consideration of the mutual covenants, agreements, representations and warranties herein contained, and intending to be legally bound, the parties agree as follows:

     1. Purchase and Sale of Assets.

     1.1 Assets to be Acquired. On the terms and subject to the conditions of this Agreement, at the Closing (hereinafter defined), Seller shall sell and deliver to Buyer, and Buyer shall purchase and acquire, all the certain assets, relating to the recycling business of Seller known as IROC ("IROC") that are set forth on Schedule "A" (the "Assets to be Acquired").

     1.2 Consideration. The consideration for the Assets to be Acquired shall consist of 825,000 shares of common stock of Digi Link Technologies, Inc. and assumption of certain liabilities of Seller by Buyer, the aggregate total of which shall constitute "the Purchase Price".

     At the Closing, the Seller will deliver a "Closing Statement". The Closing Statement will set forth the assets to be acquired and the liabilities to be assumed by the Buyer.

     1.3 Assumption of Liabilities. At the Closing, Buyer will assume all obligations, liabilities, claims and demands contractual obligations of Seller arising from, related to or associated with the Assets to be Acquired ("the Accepted Liabilities") and Buyer agrees to pay and discharge the Accepted Liabilities in due course and hereby agrees to save and hold Seller harmless from the Accepted Liabilities.

     1.4 Undertaking as to Obligations. At the Closing, Buyer shall assume and agree to observe, perform and fulfill the terms and conditions to be observed, performed and fulfilled subsequent to the Closing and hereby agrees to indemnify and hold harmless Seller from, and against any claim or liability arising from the contracts, agreements, leases, patents, licenses, commitments and undertakings of Seller set forth on Schedule "A" and duly assigned to Buyer at the Closing.

     1.5 Limitations as to Assumption and Undertaking. The provisions of Paragraphs 1.3 and 1.4 shall not confer any rights on any person not a party to this Agreement, and Buyer reserves all defenses, offsets or counterclaims in respect of any liabilities assumed or undertakings made herein.

     1.6 Right of Set Off. In the event the Seller suffers an out of pocket loss arising from the Accepted Liabilities or a default of Buyer pursuant to Section
1.4 ("Loss"), the Seller shall have, in addition to its other remedies, the right of set off the Loss against any balance due Buyer on the Note as defined in Section 9.4 the Agreement and Plan of Reorganization dated December 27, 2000 by and between IR Operating Corporation ("Holder") and Digi Link Technologies, Inc ("Payor"). A copy of the Note is attached hereto as Schedule "B".


     2. Closing.

     2.1 Time and Place of Closing. Closing hereunder (the "Closing") shall take place at the offices of Seller, 75 Lincoln Highway, Iselin, New Jersey 08830 at 10:00 a.m. local time on such date or such other time as shall be agreed on between the parties hereto, which shall be no later than January 31, 2001. ("the Closing Date").

     2.2 Deliveries by Seller. At the Closing, Seller shall execute and deliver to Buyer the following:

     (a) Good and sufficient bills of sale with covenants of warranty of title, endorsements, assignments and other good and sufficient instruments of sale, transfer and assignment, in form and substance satisfactory to Buyer with all required state and local documentary and transfer stamps affixed, as shall be required or as may be desirable in order to vest effectively in Buyer good, indefeasible and marketable title to the Assets to be Acquired, free and clear of all liens, encumbrances, security interests and other burdens.

     (b) All books of account, business records, documents maintained by or for, or necessary or useful in the operation of the recycling business of IROC.

     2.3 Further Assurances. At any time and from time to time after the Closing, Seller shall, at the request of Buyer, take all action necessary to put Buyer in actual possession and operating control of the Assets to be acquired and shall execute and deliver such further instruments of sale, conveyance, transfer, assignment and consent, and use its best efforts to obtain such further consents and take such other action, as Buyer may request in order to more effectively sell, convey, transfer and assign to Buyer any of the Assets to be Acquired, to confirm the title of Buyer thereto and to assist Buyer in exercising its rights with respect thereto.

     2.4 Deliveries by Buyer. At the Closing, Buyer shall deliver to Seller the following:

     (a) The securities described in Paragraph 1.2.

     (b)  The  assumption  of  liabilities  and  indemnification   described  in
Paragraph 1.3 and 1.4.

     (c) The undertaking as to the obligations described in Paragraph 1.4.

     2.5 Further Assurances. At any time and from time to time after the Closing, Buyer shall, at the request of Seller, take all action necessary to more effectively assume the obligations described in Paragraph 1.3 and 1.4 hereof.


     3. Representations and Warranties of Seller.

     3.1 Qualification. Seller has the power to own its properties and conduct its business.

     3.2 Authorization. Seller has the power to execute, deliver, and carry out the terms and conditions of this Agreement and has taken all action with respect thereto, and the Agreement has been duly authorized, executed and delivered by Seller and constitutes their valid, legal and binding agreement and obligation in accordance with the terms hereof, except as may be limited by applicable bankruptcy, insolvency, reorganization or other laws and equitable principles affecting creditors' rights generally from time to time in effect.

     3.3 Title to Assets. Seller makes no warrant as to title but will transfer all of its rights, titles and interest to Buyer "as is" and "where is" with no warranties.


     4. Survival of Representations; indemnification.

     4.1 Survival of Representations. All representations and warranties made by any party hereto in this Agreement or pursuant hereto shall survive the Closing hereunder and any investigation at any time made by or on behalf of the other party to this Agreement, but any claims as to a breach thereof must be asserted by notice to the party affected within one (1) year following the date of the Closing.

     5. Miscellaneous.

     5.1 Condition Precedent. Seller's obligation to sell and Buyer's obligation to buy are contingent on closing of the merger and reorganization agreement between IROC and Digi Link.

     5.2 Expenses. Each party agrees to be responsible for the payment of all expenses incurred by or on behalf of it or him in connection with the preparation, authorization, execution and performance of this Agreement, including without limitation all fees for counsel, accountants and consultants.

     5.3 Notices. All notices, demands and communications hereunder shall be in writing and shall be deemed to be duly given if delivered upon personal delivery or 2 days after deposit in the U.S. mail by registered or certified mail, postage pre-paid, return receipt requested, as follows:

                  If to Seller:             Digi Link Technologies, Inc.
                                            75 Lincoln Highway
                                            Iselin, New Jersey 08830


                  If to Buyer:              Murray Fox
                                            112 Main Street
                                            Webster, MA


                  With a copy of
                  notice to Attorney:       Nancy Van Sant, Esq.
                                            Sacher, Zelman, Van Sant, Paul,
                                            Beiley, Hartman & Waldman
                                            1401 Brickell Ave, Suite 700
                                            Miami, Florida 33131

     5.4 Entire Agreement. This Agreement, and the exhibits and schedules referred to herein or delivered pursuant hereto, contains the entire understanding of the parties with respect to the subject matter, and supersedes all prior agreement and understandings between the parties with reference thereto. This Agreement may be amended only by a written instrument duly executed by the parties.

     5.5 Headings. The sections and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the interpretation of this Agreement.

     5.6 Successors and Assigns. This Agreement may not be assigned by Buyer without the consent of Seller, except that Buyer may assign the various covenants, representations and warranties of Seller to the extent necessary to satisfy the requirements of any financial institution extending credit to Buyer. Subject to the foregoing, the terms and conditions of this Agreement shall bind, and inure to the benefit of, the parties hereto and their respective successors, personal representatives and assigns.

     5.7   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

     5.8 Limitations. The representations and warranties set forth in this Agreement, the schedules and exhibits hereto and the certificates to be delivered at the Closing pursuant to this Agreement hereof constitute the only warranties made by the parties hereto with respect to the transactions contemplated hereby, and the property to be transferred pursuant hereto and such warranties supersede all representations and warranties, written or oral, previously made by the parties hereto.

     5.9 Choice of Law.

     This Agreement shall be interpreted and enforced pursuant to the laws of the State of New Jersey.


     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


Witness:
               ----------------------

Witness:
               ----------------------

Attest:
               ----------------------
               President

                                  SCHEDULE "A"
                              Assets To Be Acquired


     a. Independent Contractor Agreement - This Independent Contractor Agreement ("Agreement") dated April 5, 2000, by and between Gary Estepp ("Consultant") and IR Operating Corporation, a Delaware Corporation ("Company").

     b. License Agreement - The Agreement dated 22nd day of December 199, between, IR of New Jersey ("IRNJ") a New Jersey corporation and IR Operating Corporation a Delaware corporation ("IR").

     c. Lease Contract - Lease Contract dated 1st day of March, 2000 by and between AREA JOBS DEVELOPMENT ASSOCIATION, an Illinois Not-for-Profit Corporation with its principal office located at 231 East Broadway, Bradley, Illinois 60915 (Landlord), and IR OPERATING CORPORATION, (Tenant) for a commercial building located at 231 East Broadway, Bradley, Illinois.

     d. Assignment - An assignment of all rights and titles to an invention of MURRAY J. FOX and ANTHONY E. CONTE, entitled REINFORCED PLASTIC PALLET for which application for Letters Patent of the United States were filed.

     e. Assignment of Patent - Patent no. 5,169,588, Serial No. 07696157 originally filed May 6, 1991, and issued December 8, 1992.

     f. Assignment of Patent for Plastic Recycling Process - Patent # 5,921,189 the Plastic Recycling Process.


     g. Consulting Agreement - Agreement as of April 01, 2000, by and between IR Operating Corporation, of 112 Main Street, Webster, Massachusetts 01570 and ARM CP, P.O. Box 281, Bellaire, Texas 77402-0281.

     h. Employment Agreement - Agreement dated 16th day of April, 1999 between Murray Fox, residing at 386 Pompeo Road, Wilsonville, CT, (hereinafter referred to as the "Executive") and I-ROCK Enterprises, Inc.,

     i. Names and Trademarks - The names "IR Operating Corporation", "IROC", IROC Industries, Inc., and the "Service Mark" "IROC Process".

     j. Equipment - All of the equipment that is reflected in the September 31, 2000, balance sheet and is located at the Bradley Plant located at 231 East Broadway, Bradley, Illinois.